SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
 TO SECTION 13 OR 15(d) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 22, 2012

Gilla Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
 (State or Other Jurisdiction of Incorporation)

000-28107 (Commission File Number)	88-0399260 (IRS Employer Identification No)

112 North Curry Street, Carson City, NV. 89703
(Address of Principal Executive Offices)(Zip Code)

(416) 884-8807
 (Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see general Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a012 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01 Entry Into a Material Definitive Agreement

On June 25, 2012, Gilla Inc. (“Gilla” or the “Company”) entered into a Share Purchase Agreement with Credifinance Capital Corp. (“CFCC”) to sell all of the Company’s shares in GISOR SA, a private company registered in the Democratic Republic of the Congo to CFCC in reduction of a portion of the the Company’s outstanding debt to CFCC.

The Company had previously granted a 15% non-dilution interest in all real and personal properties held by the Company  through GISOR SA to CFCC or its designee in consideration for the credit facility provided to Gilla by CFCC on April 25, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GILLA INC.

June 25, 2012	By:	/s/ Georges Benarroch
Georges Benarroch President